Exhibit 10.2

AMENDMENT NO. 3 TO THE SERVICING AGREEMENT

This Amendment No. 3 to the Servicing Agreement (the “Amendment No. 3”) is made and entered into this 13th day of June, 2014 (the “Amendment Effective Date”) by and between MetaBank, dba Meta Payment Systems (“Bank”) and Blackhawk Network, Inc. (“Servicer”). Capitalized terms used herein but not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement (as hereinafter defined and as amended herein).

RECITALS

WHEREAS. Servicer and Bank are parties to that certain Servicing Agreement dated March 30, 2012, as amended to date (the “Agreement”).

WHEREAS, the Parties desire to amend the Agreement as more fully set forth below.

NOW, THEREFORE, each of the Parties, for good and valuable consideration exchanged and intending to be legally bound hereby mutually agree as follows:

1.     The following definitions shall be added to Section 1.1:

“[***]” shall have the meaning set forth in Section II(f) of Schedule A to this Agreement.

“[***]” means, with respect to any month, the [***] multiplied by the average monthly Program deposits for that month.

“[***]”·means, for any month, [***] of the amount by which the Federal Funds rate on the last business day of that month exceeds [***]. As an example, if the Federal Funds rate were 1.5% on the last business day of January 2015, the earnings rate for that month would be [***]. The [***] will not be less than zero.

“[***]” means an amount equal to the Federal Funds rate multiplied by the average monthly Program deposits.

“[***]” shall have the meaning set forth in Section II(b) of Schedule A to this Agreement.

“[***]” shall have the meaning set forth in Section II(b) of Schedule A to this Agreement.

“[***]” shall have the meaning set forth in Section II(f) of Schedule A to this Agreement.

“[***]” means the period of time between November, 2008, and twenty four (24) months prior to the calculation of each monthly RBD.

“[***]” shall have the meaning set forth in Section II(b) of Schedule A to this Agreement.

2.     The first sentence of Section 9.1 is hereby deleted in its entirety and replaced with the following:

“The term of this Agreement shall commence on the Effective Date and continue until [***] (the “Initial Term”) unless terminated earlier as provided below."

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

3.    Section II(b) of Schedule A to the Agreement is hereby deleted in its entirely and replaced with the following:

“(b)    [***]

4.    Section II(c) of Schedule A to the Agreement is hereby deleted in its entirety and replaced with “Intentionally Deleted”. Any [***] that may have been or would have been owed by Bank to Servicer pursuant to the terms of the deleted Section II(c) of Schedule A are hereby waived by Servicer.

5.     Section II(d) of Schedule A is hereby deleted in its entirety and replaced with the following:

“[***]”

6.    The following shall be added as Section II(f) of Schedule A to the Agreement:

“(f)     [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

7.    This Amendment shall be binding upon and inure to the benefit of the Parties hereto. The terms and provisions of the Agreement shall remain in full force and effect, except as expressly amended pursuant to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. Counterpart signature pages to this Amendment transmitted by facsimile transmission, by electronic mail in portable document format (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, this Amendment No. 3 is executed by the parties’ authorized officers or representatives and shall be effective as of the Amendment Effective Date first above written.

Blackhawk Network, Inc.		MetaBank, dba Meta Payment Systems
By:	/s/ Jerry Ulrich	By:	/s/ Brad Hanson
Name:	Jerry Ulrich	Name:	Brad Hanson
Title:	CFO	Title:	President
Date:	6/13/14	Date:	6/13/2014

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.
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